              As filed with the Securities and Exchange Commission
                               on July 20, 20001      Registration No. 333-52297
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                  ------------
                          PRE-EFFECTIVE AMENDMENT NO. 1
                                       TO
                         POST-EFFECTIVE AMENDMENT NO. 2
                                       TO
                                    FORM S-1
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         ASSISTED LIVING CONCEPTS, INC.
             (Exact name of Registrant as specified in its charter)

             Nevada                                              93-1148702
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                                  ------------
                          11835 N.E. GLENN WIDING DRIVE
                                   BUILDING E
                             PORTLAND, OREGON 97220
                                 (503) 252-6233
          (Address, including zip code, and telephone number, including area code, of Registrant's principal executive offices)
                                 DREW Q. MILLER
                SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER
                          11835 N.E. GLENN WIDING DRIVE
                                   BUILDING E
                             PORTLAND, OREGON 97220
                                 (503) 252-6233
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
                                  ------------
                                   COPIES TO:

            GARY OLSON, ESQ.                          ROBERT KENNEDY, ESQ.
            LATHAM & WATKINS                            LATHAM & WATKINS
    633 WEST FIFTH STREET-SUITE 4000              885 THIRD AVENUE-SUITE 1000
     LOS ANGELES, CALIFORNIA 90071                  NEW YORK, NEW YORK 10022
             (213) 485-1234                              (212) 906-1200

        APPROXIMATE DATE OF COMMENCEMENT OF THE PROPOSED SALE TO THE PUBLIC:
From time to time after this Registration Statement becomes effective, depending on market conditions.

        If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

        If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box. [X]

        If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ______

        If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act of 1933, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ______

        If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

        THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

================================================================================

        We have made an application pursuant to Rule 477 under the Securities Act of 1933 to withdraw Post-Effective Amendment No. 1, dated December 7, 1999 ("Post-Effective Amendment No. 1") and Post-Effective Amendment No. 2, dated April 25, 2000 ("Post-Effective Amendment No. 2"), each filed on Form S-1, to the Registration Statement originally filed on Form S-3 on May 11, 1998 and declared effective by the Securities and Exchange Commission on July 22, 1998. Neither Post-Effective Amendment No 1 nor Post-Effective Amendment No. 2 (which was in fact a pre-effective amendment to Post-Effective Amendment No. 1) has been declared effective by the Securities and Exchange Commission.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly cause this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Portland and State of Oregon, on the 19th day of July, 2001.


                                       ASSISTED LIVING CONCEPTS, INC.


                                       By:/s/ WM. JAMES NICOL
                                          --------------------------------------
                                          Wm. James Nicol
                                          President, Chief Executive Officer
                                          and Chairman of Board of Directors


        KNOW ALL PERSONS BY THESE PRESENTS: That each person whose signature appears below constitutes and appoints Wm. James Nicol or Drew Q. Miller, and each of them to be his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign this Registration Statement, and any and all amendments thereto (including post-effective amendments and any Registration Statement pursuant to Rule 462(b)), and to file the same, with exhibits and schedules thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or desirable to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, thereby ratifying and confirming all that said attorney-in-fact and agent or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof. Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and as of the dates indicated:

           Signatures                         Title                            Date
           ----------                         -----                            ----
      /s/ WM. JAMES NICOL          President, Chief Executive
-------------------------------    Officer and Chairman of the            July 19, 2001
        Wm. James Nicol                 Board of Directors

     /s/ DR. DREW Q. MILLER
-------------------------------      Chief Financial Officer              July 19, 2001
         Drew Q. Miller                   and Treasurer


                        *           Vice President, Controller            July 19, 2001
-------------------------------    and Chief Accounting Officer
      M. Catherine Maloney


                        *
-------------------------------
        Richard C. Ladd                      Director                     July 19, 2001

                        *                    Director                     July 19, 2001
-------------------------------
          Jill Krueger

                        *
-------------------------------
        John M. Gibbons                      Director                     July 19, 2001

       /s/ Bruce E. Toll
-------------------------------
         Bruce E. Toll                       Director                     July 19, 2001

     /s/ Leonard Tannenbaum
-------------------------------
       Leonard Tannenbaum                    Director                     July 19, 2001



*By:    /s/ DREW Q. MILLER
     --------------------------
        Drew Q. Miller
        Attorney-In-Fact